SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 15, 2016

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure

On June 15, 2016, Dynegy Inc. (the “Company” or “Dynegy”) issued a press release announcing the launch of its underwritten offering of 4,000,000 tangible equity units, subject to market and other conditions.  A copy of the press release is being furnished pursuant to Regulation FD as Exhibit 99.4 to this Current Report on Form 8-K.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission (the “SEC”) Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01              Other Events

The Company is filing this Current Report on Form 8-K to provide certain financial information with respect to the Company’s pending acquisition of GDF SUEZ Energy North America, Inc. (“GSENA”). As previously disclosed in its Current Reports on Form 8-K filed on February 25, 2016 and March 1, 2016, on February 24, 2016, Atlas Power Finance, LLC, a newly formed Delaware limited liability company (“Purchaser”), which is a wholly-owned subsidiary of Atlas Power, LLC (the “JV”), a newly formed Delaware limited liability company that is approximately 65% indirectly owned by Dynegy and approximately 35% owned by affiliated investment funds of Energy Capital Partners III, LLC (“ECP”), entered into a Stock Purchase Agreement with GSENA and International Power, S.A., a “societe anonyme” under the laws of Belgium (“Seller”) pursuant to which the JV agreed to purchase from Seller all of the issued and outstanding shares of common stock of the GSENA, thereby acquiring certain wholly owned assets of the GSENA (the “Thermal Assets”) consisting of (i) fifteen natural gas-fire powered facilities located in Illinois, Massachusetts, New Jersey, Ohio, Pennsylvania, Texas , Virginia and West Virginia (ii) one coal-fired facility in Texas and (iii) one waste coal fired facility in Pennsylvania (the “Acquisition”). We currently expect the Acquisition to close during the fourth quarter of 2016.

On June 14, 2016, Dynegy, the JV, ECP and Terawatt Holdings, LP, an affiliate of ECP, entered into the Amended and Restated Interim Sponsors Agreement, dated as of June 14, 2016 (the “A&R Interim Sponsors Agreement”), which amends and restates the Interim Sponsors Agreement, which was previously disclosed in our Current Report on Form 8-K filed on March 1, 2016. In accordance with the A&R Interim Sponsors Agreement, Dynegy shall pay ECP an aggregate amount in cash equal to $375 million (on the later of December 31, 2016 or the date that is three months after the closing of the Acquisition, subject to adjustment for periods thereafter), and ECP shall transfer all of its ownership interests in the JV to a wholly-owned subsidiary of Dynegy, subject to certain financing conditions as described in the A&R Interim Sponsors Agreement.

The purpose of this Current Report on Form 8-K, among other things, is to file the financial information related to the Acquisition set forth in Item 9.01 below so that such financial information is incorporated by reference into the Company’s registration statements filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Included in this filing as Exhibit 99.1 are the audited combined financial statements of the Thermal Assets for the periods described in Item 9.01(a) below, the notes related thereto and the Independent Auditors’ Report and included in this filing as Exhibit 99.2 are the unaudited combined financial statements of the Thermal Assets for the periods described in Item 9.01(a) below and the notes related thereto.

The Current Report on Form 8-K contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward looking statements.”  You can identify these statements by the fact that they do not relate strictly to historical or current facts.  Examples of these statements include, but are not limited to, Dynegy’s ability to close the Acquisition. Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong.  Please read Dynegy’s annual, quarterly and current reports filed under the Securities Exchange Act of 1934, including its 2015 Form 10-K and first quarter 2016 Form 10-Q for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally.  Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements.  All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements.  In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Included in this filing as Exhibit 99.3 is the pro forma financial information described in Item 9.01(b) below giving effect to the Acquisition, the Company’s intended $2.0 billion term loan B facility, the offering of the tangible equity units described in Item 7.01 above, the issuance of shares of common stock to affiliated investment funds of Energy Capital Partners III, LLC (as previously disclosed on the Company’s Current Report on Form 8-K filed on March 1, 2016) and the Company’s completed acquisitions of the membership interest in certain subsidiaries of affiliates of Duke Energy Corp. and Energy Capital Partners (as previously disclosed on the Company’s Current Report on Form 8-K filed on August 26, 2014).

Item 9.01              Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

Audited combined financial statements and Independent Auditors’ Reports of the Thermal Assets as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014, and 2013 and the notes related thereto, attached as Exhibit 99.1 hereto.

Unaudited combined financial statements of the Thermal Assets as of March 31, 2016 and December 31, 2015 and for the three months ended March 31, 2016 and 2015 and the notes related thereto, attached as Exhibit 99.2 hereto.

(b)           Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company as of and for the three months ended March 31, 2016 and the year ended December 31, 2015, giving effect to, among other transactions, the Acquisition, attached as Exhibit 99.3 hereto.

(c)           Shell Company Transactions

Not applicable.

(d)           Exhibits:

Exhibit No.	Document
23.1	Consent of Deloitte & Touche LLP, relating to the combined financial statements of the Thermal Assets.

99.1

Audited combined financial statements and Independent Auditors’ Reports of the Thermal Assets as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014, and 2013 and the notes related thereto.

99.2	Unaudited combined financial statements of the Thermal Assets as of March 31, 2016 and December 31, 2015 and for the three months ended March 31, 2016 and 2015 and the notes related thereto.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

99.4	Press Release dated June 15, 2016, announcing launch of tangible equity units offering and intention to launch credit facility financing

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2016	DYNEGY INC.
(Registrant)
	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Document
23.1	Consent of Deloitte & Touche LLP, relating to the combined financial statements of the Thermal Assets.

99.1

Audited combined financial statements and Independent Auditors’ Reports of the Thermal Assets as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014, and 2013 and the notes related thereto.

99.2	Unaudited combined financial statements of the Thermal Assets as of March 31, 2016 and December 31, 2015 and for the three months ended March 31, 2016 and 2015 and the notes related thereto.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

99.4	Press Release dated June 15, 2016, announcing launch of tangible equity units offering and intention to launch credit facility financing.